Inventory	12 Months Ended
Dec. 31, 2024
Inventory
Inventory

4.Inventory

Inventory of $4.2 million and $2.6 million as of December 31, 2024 and 2023, respectively, consisted entirely of finished goods. Inventory expected to be sold more than twelve months from the balance sheet date is classified as inventory, non-current on the consolidated balance sheets. As of December 31, 2024, the Company had no non-current inventory from continuing operations, compared to $0.5 million at December 31, 2023.

Prepaid manufacturing of $6.7 million as of December 31, 2024 included prepayments of $0.3 million to a CMO for manufacturing services of the Company’s continuing product and prepayments of $6.4 million for research and development pipeline programs. Prepaid manufacturing of $11.0 million as of December 31, 2023 included prepayments for research and development pipeline programs.